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                                                                    EXHIBIT 10.7

                               FIRST AMENDMENT TO
                 AGREEMENT REGARDING FUTURE SHARE DISTRIBUTIONS


               THIS FIRST AMENDMENT TO AGREEMENT REGARDING FUTURE SHARE DISTRIBUTIONS (the "Amendment") is made and entered into as of this ____ day of ________, 1998, by and among VAN KASPER & COMPANY ("VK"), ZINDART LIMITED ("Zindart"), ZIC HOLDINGS LIMITED, ("ZICHL"), ERTL (HONG KONG) LIMITED ("ERTL") and LONGVEST MANAGEMENT LIMITED.

                                    RECITALS

                      A. VK, ZINDART PTE LIMITED, a Singapore corporation (the "Shareholder"), and Zindart are parties to an Agreement Regarding Future Share Distributions dated January 1997 (the "Agreement"), which Agreement pertains to the distribution of certain securities of Zindart (the "Securities");

                      B. Pursuant to Section 3 of the Agreement, the Shareholder agreed, among other things, to transfer Securities only in a private transaction not involving any public offering in which each transferee agrees in writing for the benefit of VK that such transferee's future transfers of such Securities shall be subject to the Agreement;

                      C. At the time of the execution of the Agreement, Ertl, ZICHL and Longvest were the owners of 100% of the issued and outstanding securities of the Shareholder; and

                      D. In January , 1998, the Shareholder began to wind up and dissolve, and the Securities were distributed to Ertl, ZICHL and Longvest in proportion to their holdings in the Shareholder.

               THE PARTIES AGREE AS FOLLOWS:

               1.        Amendment to Add New Parties.

               The Agreement is hereby amended to provide that Ertl, ZICHL and Longvest, effective as of the date of distribution of the Securities to them, will become parties to the Agreement and will be subject to all rights and obligations which pursuant to the terms of the Agreement were applicable to the Shareholder.



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               2. Agreement in Full Force and Effect Pursuant to its Terms.

               Subject to the amendment provided for in Section 1 hereof, the Agreement shall remain in full force and effect and all other provisions of the Agreement shall be enorceable against the parties to this Amendment.

               3.  Miscellaneous.

                      3.1. Governing Law. This Amendment shall be governed by the laws of the State of California applicable to contracts between California residents and wholly to be performed in California.

                      3.2 Consent to Jurisdiction. Ertl, ZICHL, Longvest and Zindart each hereby agree that any action brought with respect to the Agreement as amended hereby can be brought in the United States District Court for the Northern District of California or the Superior Court of the State of California in San Francisco, California, and Ertl, ZICHL and Longvest and Zindart each hereby consent to the jurisdiction of such courts.

                      3.3 Notices. All notices and other communications which are given pursuant to this Agreement shall be in writing and shall be sent by express mail or other overnight delivery service or transmitted by facsimile addressed as follows:

If to VK:           Van Kasper & Company
                    Facsimile: (415) 954-8309

If to Zindart:      Zindart Limited
                    Facsimile: (011-852) 2845-2504

If to Ertl:         Ertl (Hong Kong) Limited, Attention: George A. Volanakis
                    Facsimile: (319) 875-8263

If to ZICHL:        ZIC Holdings Limited, Attention: Dennis Smith c/o ChinaVest
                    Facsimile: (011-852) 2845-2949

If to Longvest:     Longvest Management Limited
                    Facsimile:

                      3.5 Entire Agreement. This Amendment, together with the Agreement, as amended hereby, and the Lock-up Agreements dated December 22, 1997, December 31, 1997 and December 1997, respectively, between each of Ertl, ZICHL and Longvest and Van Kasper, represents the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous discussions, correspondence, understandings and agreements among the parties.



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               IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.



LONGVEST MANAGEMENT LIMITED                      ZIC HOLDINGS LIMITED

By:_____________________________                 By:____________________________
Its: ___________________________                 Its:___________________________

ZINDART LIMITED                                  ERTL (HONG KONG) LIMITED


By:_____________________________                 By:____________________________
Its: ___________________________                 Its:___________________________


VAN KASPER & COMPANY


By:_____________________________
Its:____________________________